PACE Select

Prospectus/SAI Supplement

PACE® Select Advisors Trust

PACE® Alternative Strategies Investments

Supplement to the statutory prospectus relating to Class A, Class B, Class C and Class Y shares dated November 28, 2010, the statutory prospectus relating to Class P shares dated November 28, 2010, the summary prospectus dated February 28, 2011 (collectively, the "Prospectuses") and the Statement of Additional Information (the "SAI") dated November 28, 2010, as previously supplemented

July 13, 2011

Dear Investor,

The purpose of this supplement is to update information related to the portfolio management team for First Quadrant L.P. ("First Quadrant"), an investment advisor to PACE Alternative Strategies Investments (the "fund"), a series of PACE Select Advisors Trust. Chuck Fannin is no longer a portfolio manager for the portion of the fund's assets advised by First Quadrant. The other two portfolio managers of First Quadrant, Ken Ferguson and Dori Levanoni, remain primarily responsible for the day-to-day management of First Quadrant's portion of the fund's assets.

There are no other changes affecting the portfolio management activities of the fund.

Accordingly, the Prospectuses and the SAI are hereby revised as follows, effective immediately:

The Prospectuses and SAI are revised to remove all references and disclosure related to Chuck Fannin as a portfolio manager for the portion of the fund's assets advised by First Quadrant.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE

ZS-492